------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley Asset Management Limited;       VICE PRESIDENT
Managing Director, Morgan Stanley & Co. Incorporated    Joseph P. Stadler
Michael F. Klein                                        VICE PRESIDENT
DIRECTOR AND PRESIDENT                                  Valerie Y. Lewis
Principal, Morgan Stanley Asset Management Inc. and     SECRETARY
Morgan Stanley & Co. Incorporated                       Karl O. Hartmann
John D. Barrett II                                      ASSISTANT SECRETARY
Chairman and Director,                                  Joanna M. Haigney
Barrett Associates, Inc.                                TREASURER
Gerard E. Jones                                         Belinda A. Brady
Partner, Richards & O'Neil LLP                          ASSISTANT TREASURER
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                       INTERNATIONAL SMALL CAP PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
----------------------------------------------------

                                        TOTAL RETURNS(2)
                            -----------------------------------------
                                           AVERAGE
                                ONE        ANNUAL     AVERAGE ANNUAL
                    YTD        YEAR      FIVE YEARS   SINCE INCEPTION
                 ---------  -----------  -----------  ---------------
PORTFOLIO......      -4.25%      -9.97%       -4.87%         10.26%
INDEX..........      -7.19      -23.20        -6.35           0.29

1. The MSCI EAFE Small Cap Index is an arithmetic, unmanaged, market value-weighted average of the performance of over 900 securities of companies listed on the stock exchange of countries in Europe, Australasia and the Far East with a fixed market capitalization cut off of U.S. $200-$800 million (this index is a price only index and does not include dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the nine months ended September 30, 1998, the Portfolio had a total return of -4.25% compared to a total return of -7.19% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -9.97% compared to -23.20% for the Index. For the five-year period ended September 30, 1998, the average annual total return for the Portfolio was -4.87% compared to -6.35% for the Index. From inception on December 15, 1992 through September 30, 1998, the average annual total return of the Portfolio for the period was 10.26% as compared to 0.29% for the Index.

For the three months ended September 30, 1998, the Portfolio had a total return of -18.68% compared to -18.42% for the Index. Performance was hurt by the Portfolio's underweighting in Japan and overweighting in Europe, particularly in Finland and the Netherlands where small cap prices were hit hard. This was more than offset, however, both by Asia Pacific where the overweighting in Australia, New Zealand and Hong Kong contributed positively and by the Portfolio's cash position. Stock selection was notably strong in Asia Pacific, neutral in Continental Europe but poor in the U.K. where two stocks saw substantial falls. Devro, the global leader in food casings, announced a profit warning due to sterling strength, a poor English summer and modest exposure to Russia and Asia. The market appears to have oversold what remains a first class, high margin franchise with very strong and sustainable cash flow generation, a strong balance sheet and excellent management. We have gradually rebuilt the position, buying the shares on just 6 times cash flow and 8 times free cash flow for a business that generates a return on equity of 33% and has good long-term growth. Oriflame, a global leader in direct selling of cosmetics with exposure to emerging markets was hit hard following the Russian debt default. Again, we are comfortable with the financial strength of the Group and with management and their ability to substantially reduce costs in this high variable cost business.

Turnover for the quarter was a modest 5.1% with little change in the overall geographic mix. We continued to top slice profits on a number of the Portfolio's holdings and also sold down Villeroy and Boch in Germany following the departure of the CEO and architect of the restructuring program that had attracted us to the stock. We also reduced our position in Morgan and Banks in Australia as the stock went to a substantial premium to our assessed fair value following an agreed bit. A number of new positions were established:

SARTORIUS in Germany is a major global producer of high quality separation and weighing systems, two products with relatively attractive growth prospects. The company has always enjoyed an excellent reputation from a technological standpoint but has been poorly managed for years. Under the impetus of an impressive new CEO, Sartorius is on its way to significantly improving its returns.

BUFFETTI is a leading provider of office supplies in Italy with the only national network of stores. Having been turned around by a new management team, the company is embarking upon a growth strategy which will see the number of franchise stores increase by 300 to 1200, while also entering the small business segment. Management is extremely capable and focused on delivering shareholder value.

AUCKLAND International Airport owns and operates New Zealand's largest airport and the main gateway for international traffic. Importantly the company generates attractive cash flow margins from this business as it does not conduct any of the low margin ground handling services. We have been able to buy the stock on a discount to comparable multiples for the European players despite AIA having far better margins.

NURSING HOME PROPERTIES is the leading provider of sale/ lease back financing to the nursing home sector in the U.K. It is the preferred partner to the nursing home operators as NHP is able to provide operational advice as well as financing. The rent yields available in the sector are around 10.5% which is high given the recurring nature of revenue. NHP is well positioned to benefit as rental yields fall with time.

Despite having positioned the Portfolio relatively defensively reflecting our concerns articulated last quarter that we believed the global impact of the Asian crisis was underestimated, the scale of the market correction witnessed in recent weeks means there have been few places to hide from the pain of low liquidity in small caps. The Portfolio's relatively low weighting in economically sensitive capital goods stocks and emphasis on defensive high recurrent cash flow consumer staples failed to help September's performance but looking forward this strategy does give us comfort in terms of the quality of the business franchises, balance sheets and cash flow resilience not to mention the quality of management for the stocks in the Portfolio.

Our concerns for the global economy have not diminished. Asia will be helped by recent dollar weakness and lower interest rates but this will only serve to boost Asian exports to the detriment of Western competitors, especially the Europeans who are now dogged by more expensive currencies. Asian imports are likely to remain weak, however, which will also hurt the west. Meanwhile, we are likely to see ongoing negative news flow from the financial sector on rising bad debts, write downs and lay offs. This will have broad ramifications, most notably in the U.S. and U.K. where consumption, corporate profitability and capital expenditure will contract. Asian exporters are likely to face declining orders from the all important American consumer. We continue to believe, however, there is some small cap value to be found in South East Asia although the recent bounce in the smaller banks and property companies looks premature.

Japan remains dogged by deep structural problems and weak political will. Positive news on the rescue package for the severely undercapitalized banking sector will allow modest progress on one front but the problems of overcapacity, unfunded pension liabilities and corporate mismanagement of capital all remain. Corporate interim announcements in October and November will be awful. Small caps in Japan are cheap and the Portfolio's weighting has steadily risen but we will continue to tread cautiously.

Corporate Europe is already bemoaning currency strength. Germany's domestic economy remains weak leaving it particularly vulnerable given the dominance of its capital goods exports. In contrast, the Netherlands and parts of Scandinavia are in the final stages of recovery while the U.K. already confronts recession. Against this backdrop the lack of strong political leadership in Continental Europe and, as yet, disinclination for pre-EMU Europe to support the Americans in a global easing is a concern. The Portfolio's European weighting is likely to continue to fall modestly at the expense of Asia, but value is still to be found in Europe where in some cases the poor outlook appears to be fully discounted. A new category of stocks is emerging -- those whose dividend yield exceeds their price to earnings multiple. If a stock's dividend is sustainable and higher than the relevant local bond yield it is hard to see much further downside.

We expect the equity markets to remain difficult as earnings expectations fall. Nevertheless small caps never enjoyed the froth of large cap valuations and are now available at give away prices. Corporate activity in this segment rightly remains high.

Margaret Naylor
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                  VALUE
  SHARES                                                          (000)
----------                                                      ----------
COMMON STOCKS (93.6%)
  AUSTRALIA (7.4%)
 1,352,827   Ausdoc Group Ltd.                                  $    2,038
   623,503   Auspine Ltd.                                              706
 1,748,543   Australian Hospital Care Ltd.                             985
   361,560   BRL Hardy Ltd.                                          1,047
 1,057,866   Bains Harding Ltd.                                        148
 8,600,500   E.R.G. Ltd.                                             6,377
 2,047,131   Eltin Ltd.                                              1,287
   465,501   Morgan & Banks Ltd.                                     1,110
 7,490,464   Parbury Ltd.                                            1,066
   537,000   Ramsay Health Care Ltd.                                   452
 1,290,614   Skilled Engineering Ltd.                                1,034
 1,990,900   Solution 6 Holdings Ltd.                                  957
 3,830,800   Star City Holdings Ltd.                                 2,181
                                                                ----------
                                                                    19,388
                                                                ----------
  DENMARK (1.3%)
    72,400   Sydbank A/S                                             3,306
                                                                ----------
  FINLAND (6.0%)
    78,350   KCI Konecranes International                            3,085
    49,775   Kone Oyj, Class B                                       4,995
   318,300   Metsa Tissue Oyj                                        2,442
   198,300   Rautaruukki Oyj                                         1,108
   221,400   Tamro Oyj                                               1,194
   247,440   The Rauma Group                                         2,799
                                                                ----------
                                                                    15,623
                                                                ----------
  FRANCE (6.9%)
    30,569   Algeco                                                  2,315
    24,500   Chargeurs                                               1,203
    29,649   Dauphin O.T.A.                                          2,542
    75,523   De Dietrich et Compagnie                                3,662
    70,248   Europeene d'Extincteurs                                 3,639
   104,590   Legris Industries                                       4,668
                                                                ----------
                                                                    18,029
                                                                ----------
  GERMANY (6.7%)
    75,850   Gerresheimer Glas AG                                    1,358
    56,000   Kamps AG                                                2,935
    93,260   Marseille-Kliniken AG                                   1,525
    91,670   Moebel Walther AG                                       3,569
    15,480   Philipp Holzmann AG                                     1,882
     9,674   Plettac AG                                                823
     8,430   Sartorius AG                                            2,726

                                                                  VALUE
  SHARES                                                          (000)
----------                                                      ----------
     7,626   Sinn AG                                            $    1,188
    40,100   Winkler & Duennebier AG                                 1,561
                                                                ----------
                                                                    17,567
                                                                ----------
  HONG KONG (2.9%)
 2,250,000   Li & Fung Ltd.                                          3,630
11,471,000   Vitasoy International Holdings Ltd.                     3,997
                                                                ----------
                                                                     7,627
                                                                ----------
  IRELAND (5.0%)
 2,272,027   Anglo Irish Bank Corp. plc (British Pound Shares)       5,399
   150,430   Clondalkin Group plc                                      989
 1,217,994   Green Property plc                                      6,735
                                                                ----------
                                                                    13,123
                                                                ----------
  ITALY (1.7%)
   686,500   Buffetti S.p.A.                                         1,871
   459,000   Sogefi S.p.A.                                           1,018
    74,000   Unicem S.p.A. (RNC)                                       269
    19,000   Vincenzo Zucchi S.p.A.                                    180
   207,050   Vincenzo Zucchi S.p.A. (NCS)                              975
                                                                ----------
                                                                     4,313
                                                                ----------
  JAPAN (13.2%)
   277,000   Asatsu, Inc.                                            4,890
    69,600   Aiful Corp.                                             3,212
    21,000   Disco Corp.                                               408
   231,000   Foster Electric Co., Ltd.                                 851
   760,000   Hankyu Realty Co., Ltd.                                 2,672
   227,000   Hanshin Department Stores Ltd.                            605
    42,000   H.I.S. Co., Ltd.                                          751
   847,000   Japan Oil Transportation Co., Ltd.                      1,253
   191,000   Kirin Beverage Corp.                                    3,015
   128,100   Maezawa Kasei Industries                                1,201
   335,000   Nifco, Inc.                                             2,672
   676,000   Nissan Fire & Insurance Co.                             1,817
   110,000   Nissei Industries                                         484
    96,000   Rock Field Co., Ltd.                                    1,631
   140,000   Sotoh Co., Ltd.                                           615
   612,000   Toc Co.                                                 4,684
   114,000   Toyoda Gosei Co.                                          358
   374,000   Ushio, Inc.                                             3,257
                                                                ----------
                                                                    34,376
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
----------                                                      ----------
  NETHERLANDS (8.8%)
    74,600   Ahrend Groep N.V.                                  $    1,386
   119,805   Apothekers Cooperatie OPG                               2,703
    29,813   Atag Holding N.V.                                       1,534
   110,100   Benckiser N.V., Class B                                 5,494
   105,700   GTI Holding N.V.                                        3,255
   208,200   Hollandsche Beton Groep N.V.                            2,553
    55,410   Internatio-Muller N.V.                                  1,324
    96,200   Nutreco Holding N.V.                                    3,560
    25,403   Samas Groep N.V.                                        1,258
                                                                ----------
                                                                    23,067
                                                                ----------
  NEW ZEALAND (1.5%)
 1,084,100   Auckland Intl. Airport Ltd.                             1,004
   876,736   Fisher & Paykel Industries Ltd.                         2,347
   501,800   Fletcher Challange Building                               482
                                                                ----------
                                                                     3,833
                                                                ----------
  NORWAY (1.9%)
    73,850   Adelsten ASA, Class B                                     674
   161,400   Kverneland ASA                                          3,295
   228,020   Oceanor                                                    --
    64,538   Sparebanken                                             1,095
                                                                ----------
                                                                     5,064
                                                                ----------
  SINGAPORE (0.8%)
 1,624,000   GP Batteries International Ltd.                         2,099
                                                                ----------
  SPAIN (1.6%)
    41,844   Bodegas y Bebidas                                         502
    93,778   Miquel y Costas & Miquel                                3,634
                                                                ----------
                                                                     4,136
                                                                ----------
  SWEDEN (2.6%)
    53,433   BT Industries AB                                          770
   104,900   Haldex AB                                               1,211
   177,450   Nobel Biocare AB                                        2,151
    86,460   Scandic Hotels AB                                       2,746
                                                                ----------
                                                                     6,878
                                                                ----------
  SWITZERLAND (7.1%)
       375   Bachem Feinchemikalien AG, Class B (Registered)           508
     1,590   Bobst AG (Bearer)                                       1,958
     2,634   Bucher Holdings AG (Bearer)                             2,366
    11,112   Edipresse (Bearer)                                      2,736
     2,750   LEM Holdings AG                                           578
     6,340   PubliGroupe                                             1,580
     5,416   SIG-Schweizensche Industrie-Gesellschaft Holding
              AG (Registered)                                        2,981
                                                                  VALUE
  SHARES                                                          (000)
----------                                                      ----------
    15,784   Valora Holding AG                                  $    3,572
     5,915   Zehnder Holding AG, Class B                             2,271
                                                                ----------
                                                                    18,550
                                                                ----------
  UNITED KINGDOM (18.2%)
 1,528,400   Aegis Group plc                                         2,196
   361,370   Capital Radio plc                                       2,875
   262,700   Corporate Services Group plc                              815
 1,186,190   Devro plc                                               4,921
 2,540,850   Donelon Tyson plc                                          --
 2,159,498   GEI International plc                                   2,753
 1,968,300   Industrial Control Services Group plc (Sub Notes)         703
   611,989   International Business Communications (Holdings)
              plc                                                    4,193
 1,235,665   John Mowlem & Co. plc                                   2,185
33,795,100   Kendell plc                                                --
   214,635   Le Riches Stores plc                                    1,874
   676,800   Litho Supplies plc                                      1,536
    85,635   Mallett plc                                               142
 2,575,600   Matthews (Bernard) plc                                  4,335
   673,960   NHP plc                                                 1,833
   741,800   Oriflame International                                  1,702
 2,659,393   Pentos plc                                                 --
   577,200   Quadramatic plc                                         1,649
   264,527   Seton Scholl Healthcare Group plc                       3,162
   525,800   SGB Group plc                                           1,426
 1,079,800   SIG plc                                                 1,946
 1,509,500   The 600 Group plc                                       2,220
   715,200   Time Products plc                                         875
   269,610   UniChem plc                                             1,962
   464,500   Westminster Health Care Holdings plc                    2,072
                                                                ----------
                                                                    47,375
                                                                ----------
TOTAL COMMON STOCKS (Cost $283,557)                                244,354
                                                                ----------
PREFERRED STOCKS (4.4%)
  GERMANY (4.4%)
     8,155   Dyckerhoff AG                                           2,760
    26,021   Hornbach Holding AG                                     2,151
     8,762   STO AG-Vorzug                                           2,834
     5,186   Villeroy & Boch AG                                        490
   186,000   Wuerttembergische Metallwarenfabrik AG                  3,231
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $11,699)                               11,466
                                                                ----------

  NO. OF                                                          VALUE
  RIGHTS                                                          (000)
----------                                                      ----------
RIGHTS (0.1%)
  NORWAY (0.1%)
    51,630 Sparebanken, expiring 10/7/98 (Cost $0)              $      139
                                                                ----------


   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$   10,530 Chase Securities, Inc. 5.25%, dated 9/30/98, due
           10/1/98, to be repurchased at $10,532,
           collateralized by U.S.Treasury Notes, 5.375%, due
           6/30/00, valued at $10,844 (Cost $10,530)                10,530
                                                                ----------

FOREIGN CURRENCY (1.5%)
AUD    764 Australian Dollar                                           453
GBP    492 British Pound                                               836
FRF  5,408 French Franc                                                966
DEM  1,340 German Mark                                                 803
HKD    418 Hong Kong Dollar                                             54
ITL283,091 Italian Lira                                                171
JPY 44,827 Japanese Yen                                                328
NLG     26 Netherlands Guilder                                          14
ESP 42,902 Spanish Peseta                                              302
CHF    217 Swiss Franc                                                 157
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $3,963)                                 4,084
                                                                ----------
TOTAL INVESTMENTS (103.6%) (Cost $309,749)                         270,573
                                                                ----------

OTHER ASSETS AND LIABILITIES (-3.6%)
  Other Assets                                                      19,025
  Liabilities                                                      (28,508)
                                                                ----------
                                                                    (9,483)
                                                                ----------
NET ASSETS (100%)                                               $  261,090
                                                                ----------
                                                                ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 17,675,487 outstanding $0.001 par value shares
    (authorized 1,000,000,000 shares)                           $    14.77
                                                                ----------
                                                                ----------

------------------------------

NCS  --  Non-Convertible Shares
RNC  --  Non-Convertible Savings Shares